Fees Summary	Jun. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 388,017,494.2
Previously Paid Amount	0
Total Fee Amount	59,405.48
Total Offset Amount	0
Net Fee	$ 59,405.48